Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	12/31/2022	9/30/2022	12/31/2021
Assets
Loans	$119,394	$116,191	$101,854
Loans held for sale	963	1,048	2,729
Securities available for sale	39,117	40,000	45,364
Held-to-maturity securities	8,710	8,163	7,539
Trading account assets	829	1,068	701
Short-term investments	2,432	4,896	11,010
Other investments	1,308	1,272	639
Total earning assets	172,753	172,638	169,836
Allowance for loan and lease losses	(1,337)	(1,144)	(1,061)
Cash and due from banks	887	717	913
Premises and equipment	636	629	681
Goodwill	2,752	2,752	2,693
Other intangible assets	94	106	130
Corporate-owned life insurance	4,369	4,351	4,327
Accrued income and other assets	9,223	9,535	8,265
Discontinued assets	436	467	562
Total assets	$189,813	$190,051	$186,346

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$86,707	$84,168	$89,207
Savings deposits	7,681	7,860	7,503
Certificates of deposit ($100,000 or more)	1,708	1,269	1,705
Other time deposits	5,665	4,578	2,153
Total interest-bearing deposits	101,761	97,875	100,568
Noninterest-bearing deposits	40,834	46,980	52,004
Total deposits	142,595	144,855	152,572
Federal funds purchased and securities sold under repurchase agreements	4,077	4,224	173
Bank notes and other short-term borrowings	5,386	4,576	588
Accrued expense and other liabilities	4,994	4,849	3,548
Long-term debt	19,307	18,257	12,042
Total liabilities	176,359	176,761	168,923

Equity
Preferred stock	2,500	2,500	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,286	6,257	6,278
Retained earnings	15,616	15,450	14,553
Treasury stock, at cost	(5,910)	(5,917)	(5,979)
Accumulated other comprehensive income (loss)	(6,295)	(6,257)	(586)
Key shareholders’ equity	13,454	13,290	17,423
Noncontrolling interests	—	—	—
Total equity	13,454	13,290	17,423
Total liabilities and equity	$189,813	$190,051	$186,346

Common shares outstanding (000)	933,325	932,938	928,850

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Twelve months ended
	12/31/2022	9/30/2022	12/31/2021	12/31/2022	12/31/2021
Interest income
Loans	$1,347	$1,134	$873	$4,241	$3,532
Loans held for sale	20	14	15	56	50
Securities available for sale	195	196	148	752	546
Held-to-maturity securities	64	55	52	213	185
Trading account assets	10	8	5	31	19
Short-term investments	48	32	8	97	28
Other investments	11	5	2	22	7
Total interest income	1,695	1,444	1,103	5,412	4,367
Interest expense
Deposits	186	59	15	279	67
Federal funds purchased and securities sold under repurchase agreements	16	19	—	41	—
Bank notes and other short-term borrowings	54	24	2	90	8
Long-term debt	219	146	53	475	221
Total interest expense	475	248	70	885	296
Net interest income	1,220	1,196	1,033	4,527	4,071
Provision for credit losses	265	109	4	502	(418)
Net interest income after provision for credit losses	955	1,087	1,029	4,025	4,489
Noninterest income
Trust and investment services income	126	127	135	526	530
Investment banking and debt placement fees	172	154	323	638	937
Service charges on deposit accounts	71	92	90	350	337
Operating lease income and other leasing gains	24	19	37	103	148
Corporate services income	89	96	76	372	288
Cards and payments income	85	91	86	341	415
Corporate-owned life insurance income	33	33	34	132	128
Consumer mortgage income	9	14	25	58	131
Commercial mortgage servicing fees	42	44	48	167	160
Other income	20	13	55	31	120
Total noninterest income	671	683	909	2,718	3,194
Noninterest expense
Personnel	674	655	674	2,566	2,561
Net occupancy	72	72	75	295	300
Computer processing	82	77	73	314	284
Business services and professional fees	60	47	70	212	227
Equipment	20	23	25	92	100
Operating lease expense	22	24	31	101	126
Marketing	31	30	37	123	126
Intangible asset amortization	—	—	—	—	—
Other expense	195	178	185	707	705
Total noninterest expense	1,156	1,106	1,170	4,410	4,429
Income (loss) from continuing operations before income taxes	470	664	768	2,333	3,254
Income taxes	76	124	141	422	642
Income (loss) from continuing operations	394	540	627	1,911	2,612
Income (loss) from discontinued operations, net of taxes	—	2	2	6	13
Net income (loss)	394	542	629	1,917	2,625
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$394	$542	$629	$1,917	$2,625

Income (loss) from continuing operations attributable to Key common shareholders	$356	$513	$601	$1,793	$2,506
Net income (loss) attributable to Key common shareholders	356	515	603	1,799	2,519
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.38	$.55	$.65	$1.94	$2.6397
Income (loss) from discontinued operations, net of taxes	—	—	—	.01	.0134
Net income (loss) attributable to Key common shareholders (a)	.38	.55	.65	1.94	2.6531
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.38	$.55	$.64	$1.92	$2.62
Income (loss) from discontinued operations, net of taxes	—	—	—	.01	.01
Net income (loss) attributable to Key common shareholders (a)	.38	.55	$.64	1.93	2.63

Cash dividends declared per common share	$.205	$.195	$.195	$.79	$.75

Weighted-average common shares outstanding (000)	924,974	924,594	922,970	924,363	947,065
Effect of common share options and other stock awards	8,750	7,861	11,758	8,696	10,349
Weighted-average common shares and potential common shares outstanding (000) (b)	933,724	932,455	934,729	933,059	957,414

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.